Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Bohai Pharmaceuticals Group, Inc. (the “Company”) for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Hongwei Qu, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2013	By:	/s/ Hongwei Qu
Name: Hongwei Qu
Title: Chief Executive Officer
(principal executive and financial officer)